UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

April 18, 2005

Date of Report (Date of earliest event reported)

NORTH AMERICAN SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26670	51-0366422
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

20200 Sunburst Street, Chatsworth, California 91311
(Address of principal executive offices) (Zip Code)

(818) 734-8600

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure.

On April 15, 2005, North American Scientific, Inc. (the “Company”) filed its Form 10-Q for the fiscal quarter ended January 31, 2005, and issued a press release announcing its financial results for such quarter.  The Company is now lowering its revenue expectation for the fiscal year ended October 31, 2005 down to a range of $42,000,000 - $45,000,000 from approximately $50,000,000.

The information in this current report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH AMERICAN SCIENTIFIC, INC.

Date:	April 18, 2005	By:	/s/ L. Michael Cutrer
			Name:	L. Michael Cutrer
			Title:	President and
Chief Executive Officer
(Principal Executive Officer)